UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2016

BRUKER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-30833 (Commission File Number)	04-3110160 (IRS Employer Identification No.)

40 Manning Road
Billerica, MA 01821
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (978) 663-3660

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                Soliciting material pursuant to Rule 14a-12 of the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Public Accountant.

(a)         Dismissal of Independent Registered Public Accounting Firm

At a meeting held on June 1, 2016, the audit committee of Bruker Corporation’s (the “Company”) Board of Directors (the “Audit Committee”) recommended and approved the dismissal of Ernst & Young LLP (“Ernst & Young”) as the Company’s independent registered public accounting firm, effective June 1, 2016.

The reports of Ernst & Young on the consolidated financial statements of the Company for each of the fiscal years ended December 31, 2015 and 2014 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Company’s financial statements for each of the fiscal years ended December 31, 2015 and 2014, and in the subsequent interim period through June 1, 2016, there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the matter in their reports for such years. There were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested Ernst & Young to furnish it a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether it agrees with the above statements. Ernst & Young’s letter to the SEC dated June 3, 2016 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Newly Engaged Independent Registered Public Accounting Firm

On June 1, 2016, the Audit Committee approved the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s new independent registered public accounting firm, effective June 1, 2016, to perform independent audit services for the fiscal year ending December 31, 2016. During the fiscal years ended December 31, 2014 and 2015 and through June 1, 2016, neither the Company, nor anyone on its behalf, consulted PwC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, and no written report or oral advice was provided to the Company by PwC that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and related instructions or a reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

Number

16.1	Letter of Ernst & Young LLP dated June 3, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUKER CORPORATION
(Registrant)

Date: June 3, 2016	By:	/s/ANTHONY L. MATTACCHIONE
Anthony L. Mattacchione
Chief Financial Officer and
Senior Vice President

Exhibit Index

Exhibit Number	Exhibit Name
16.1	Letter of Ernst & Young LLP dated June 3, 2016.